EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2021 First Quarter Results

  Quarterly Revenue of $728.1 million
  Quarterly GAAP Operating Income of $101.1 million
  Quarterly Non-GAAP Operating Income of $138.9 million
  Quarterly GAAP EPS of $0.38
  Quarterly Non-GAAP EPS of $0.84
  September 30, 2020 net debt leverage ratio was 1.3x, reduced from 3.8x at June 30, 20201

PITTSBURGH, Nov. 05, 2020 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI," “We” or the "Company") today reported results for its fiscal 2021 first quarter ended September 30, 2020.

“We delivered many highlights in the first quarter of FY21 while we continued our relentless focus on risk management and employee safety in the face of Covid-19. The sustained leadership of our diversified and broad product portfolio, strong results that reflected expanding trends in all of our end markets, navigation of the new trade restrictions and the achievement of greater share of the 3D Sensing market, were only a few of the tremendous accomplishments this quarter. September 24th, 2020 was the 12-month anniversary of the largest acquisition in our history, allowing us to demonstrate our ability to identify and scale our merger integration skills. I am pleased that we have achieved increased revenues, delivered synergies ahead of schedule, increased gross margins 330 basis points, and reengaged a number of customers that were on the sidelines before the transaction was approved. Given the demand we are seeing for our datacom and telecom products, this timely acquisition was and continues to be consistent with our strategy to count on some of the world’s greatest mega trends such as 5G and Cloud Computing to deliver a sustainable growth,” said Dr. Vincent D. (Chuck) Mattera, Jr.

Dr. Mattera continued, “Our greater 3D sensing share is demonstrated by the 200% year over year growth, and we were able to deliver strong results in the quarter for the entire business, despite the new trade restrictions. We strengthened our balance sheet through a successful capital raise of $920M with the enthusiastic support of our shareholders, moving our net debt leverage ratio1 down to 1.3x and increasing our cash balance to $684M. In the midst of the Finisar integration, we continued to position II-VI for incremental growth opportunities as we closed both the Ascatron and Innovion acquisitions, to expand our SiC materials expertise into modules and devices to serve the anticipated growth in demand of the power market as the electrification of transportation accelerates.”

____________
1 The net debt leverage ratio is calculated in accordance with the terms of the Credit Agreement.

Table 1
Financial Metrics
$ Millions, except per share amounts and %
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019

Revenues	$728.1	$746.2	$340.4

GAAP Gross Profit	$286.6	$302.2	$123.1
Non-GAAP Gross Profit (2)	$288.4	$315.7	$123.7

GAAP Operating Income (Loss) (1)	$101.1	$67.4	$(18.5)
Non-GAAP Operating Income (2)	$138.9	$124.6	$49.0

GAAP Net Earnings (Loss)	$46.3	$51.3	$(26.0)
Non-GAAP Net Earnings (2)	$100.4	$117.8	$35.8

GAAP Diluted Earnings (Loss) Per Share	$0.38	$0.53	$(0.39)
Non-GAAP Diluted Earnings Per Share (2)(3)	$0.84	$1.18	$0.53

Other Selected Financial Metrics
GAAP Gross margin	39.4%	40.5%	36.2%
Non-GAAP gross margin (2)	39.6%	42.3%	36.3%
GAAP Operating margin	13.9%	9.0%	(5.4)%
Non-GAAP operating margin (2)	19.1%	16.7%	14.4%
GAAP Return on sales	6.4%	6.9%	(7.6)%
Non-GAAP return on sales (2)	13.8%	15.8%	10.5%

(1)	GAAP Operating income (loss) is defined as earnings (loss) before income taxes, interest expense and other expense or income, net.
(2)	All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments, and restructuring and related items. See Table 4 for the Reconciliation of GAAP measures to non-GAAP measures.
(3)	Diluted earnings per common share on non-GAAP basis for the September 30, 2019 period have been updated from $0.56, to include the dilutive impact of our outstanding 0.25% convertible senior notes due 2022 (the “2022 convertible senior notes”).

Outlook

The outlook for the second fiscal quarter ending December 31, 2020 is revenue of $750.0 million to $780.0 million and earnings per diluted share on a non-GAAP basis of $0.86 to $0.95. This is at today’s exchange rate and today’s estimated tax impact of 24%. Both of these are subject to variability. For the non-GAAP earnings per share, we added back to the GAAP earnings pre-tax amounts of $21 million in amortization, $17 million in share-based compensation, and $2 million in transaction costs. Non-GAAP adjustments are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.

Conference Call & Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Thursday, November 5, 2020 to discuss these results. Individuals wishing to participate in the webcast can access the event at the Company’s web site by visiting www.ii-vi.com or via https://tinyurl.com/IIVIQ1FY21Earnings. If you wish to participate in the conference call, please dial +1 (877) 316-5288 for calls from the U.S. and +1 (734) 385-4977 for calls from outside the U.S. To join the conference call, please enter ID# 4349251, then provide your name and company affiliation.

The conference call will be recorded, and a replay will be available to interested parties who are unable to attend the live call. This service will be available until 11:59 p.m. Eastern Time on Monday, November 9, 2020, by dialing +1 (855) 859-2056 for calls from the U.S. and +1 (404) 537-3406 for calls from outside the U.S., and entering ID# 4349251.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics and outbreaks that may arise.  The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Use of Non-GAAP Financial Measures

The Company has disclosed financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The non-GAAP net earnings, the non-GAAP earnings per share, the non-GAAP operating income, the non-GAAP gross profit, the non-GAAP internal research and development, the non-GAAP selling, general and administration, the non-GAAP interest and other (income) expense, and the non-GAAP income tax (benefit), measure earnings and operating income (loss), respectively, excluding non-recurring or unusual items that are considered by management to be outside the Company’s standard operation and excluding certain non-cash items. EBITDA is an adjusted non-GAAP financial measurement that is considered by management to be useful in measuring the profitability between companies within the industry by reflecting operating results of the Company excluding non-operating factors. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance whether (i) items excluded from the non-GAAP financial measures will occur in the future or (ii) there will be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statement of Earnings (Loss) (Unaudited)
($000 except per share data)

	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019

Revenues	$728,084	$746,290	$340,409

Costs, Expenses & Other Expense (Income)
Cost of goods sold	441,520	444,153	217,269
Internal research and development	78,248	100,489	36,120
Selling, general and administrative	107,186	134,152	105,495
Interest expense	17,214	25,521	6,968
Other expense (income), net	24,339	1,264	5,079
Total Costs, Expenses, & Other Expense (Income)	668,507	705,579	370,931

Earnings (Loss) Before Income Taxes	59,577	40,711	(30,522)

Income Taxes	13,311	(10,550)	(4,524)

Net Earnings (Loss)	$46,266	$51,261	$(25,998)

Series A Mandatory Convertible Preferred Stock Dividends	6,440	—	—
Net Earnings (Loss) available to the Common Shareholders	39,826	51,261	(25,998)

Diluted Earnings (Loss) Per Share	$0.38	$0.53	$(0.39)

Basic Earnings (Loss) Per Share	$0.39	$0.56	$(0.39)

Average Shares Outstanding - Diluted	105,247	102,142	65,969
Average Shares Outstanding - Basic	102,809	91,517	65,969

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	September 30,	June 30,
	2020	2020
Assets
Current Assets
Cash and cash equivalents	$683,985	$493,046
Accounts receivable	577,127	598,124
Inventories	639,833	619,810
Prepaid and refundable income taxes	12,794	12,279
Prepaid and other current assets	78,003	65,710
Total Current Assets	1,991,742	1,788,969
Property, plant & equipment, net	1,218,575	1,214,772
Goodwill	1,254,338	1,239,009
Other intangible assets, net	757,770	758,368
Investments	75,188	73,767
Deferred income taxes	27,940	22,938
Other assets	145,066	136,891
Total Assets	$5,470,619	$5,234,714

Liabilities and Shareholders’ Equity
Current Liabilities
Current portion of long-term debt	$62,050	$69,250
Accounts payable	256,029	268,773
Operating lease current liabilities	24,142	24,634
Accruals and other current liabilities	302,672	310,236
Total Current Liabilities	644,893	672,893
Long-term debt	1,468,096	2,186,092
Deferred income taxes	55,031	45,551
Operating lease liabilities	99,566	94,701
Other liabilities	156,356	158,674
Total Liabilities	2,423,942	3,157,911
Total Shareholders' Equity	3,046,677	2,076,803
Total Liabilities and Shareholders’ Equity	$5,470,619	$5,234,714

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
	Three Months Ended
	September 30,
	2020	2019
Cash Flows from Operating Activities
Net cash provided by (used in) operating activities	$134,327	$(25,615)

Cash Flows from Investing Activities
Additions to property, plant & equipment	(33,792)	(25,636)
Purchases of businesses, net of cash acquired	(36,064)	(1,036,609)
Other investing activities	—	(1,940)
Net cash used in investing activities	(69,856)	(1,064,185)

Cash Flows from Financing Activities
Proceeds from issuance of common shares	460,000	—
Proceeds from issuance of preferred shares	460,000	—
Proceeds from borrowings of Term A Facility	—	680,000
Proceeds from borrowings of Term B Facility	—	720,000
Proceeds from borrowings of Revolving Credit Facility	—	160,000
Proceeds from borrowings under prior Credit Facility	—	10,000
Payments on borrowings under prior Term Loan, Credit Facility and other loans	—	(172,780)
Payments on borrowings under Term A Facility	(15,513)	—
Payments on borrowings under Term B Facility	(714,600)	—
Payments on borrowings under Revolving Credit Facility	(25,000)	—
Debt issuance costs	—	(63,510)
Equity issuance costs	(36,092)	—
Proceeds from exercises of stock options	1,083	2,975
Payments in satisfaction of employees' minimum tax obligations	(5,574)	(9,418)
Other financing activities	(1,329)	(660)
Net cash provided by financing activities	122,975	1,326,607

Effect of exchange rate changes on cash and cash equivalents	3,493	(2,128)

Net increase in cash and cash equivalents	190,939	234,679

Cash and Cash Equivalents at Beginning of Period	493,046	204,872
Cash and Cash Equivalents at End of Period	$683,985	$439,551

Table 2
Segment Revenues, GAAP Operating Income (Loss) & Margins, and
Non-GAAP Operating Income (Loss) & Margins*
$ Millions, except %
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019
Revenues:
Photonic Solutions	$497.7	$517.2	$141.4
Compound Semiconductors	230.4	229.0	177.0
Unallocated and Other	—	—	22.1
Consolidated	$728.1	$746.2	$340.4

GAAP Operating Income (Loss):
Photonic Solutions	$50.4	$49.1	$13.0
Compound Semiconductors	50.7	19.6	26.5
Unallocated and Other	—	(1.3)	(58.0)
Consolidated	$101.1	$67.4	$(18.5)

Non-GAAP Operating Income (Loss):
Photonic Solutions	$78.2	$88.8	$17.9
Compound Semiconductors	60.7	35.8	31.2
Unallocated and Other	—	—	(0.2)
Consolidated	$138.9	$124.6	$49.0

GAAP Operating Margin:
Photonic Solutions	10.1%	9.5%	9.2%
Compound Semiconductors	22.0%	8.6%	15.0%
Unallocated and Other	NA	NA	NA
Consolidated	13.9%	9.0%	-5.4%

Non-GAAP Operating Margin:
Photonic Solutions	15.7%	17.2%	12.7%
Compound Semiconductors	26.4%	15.6%	17.6%
Unallocated and Other	NA	NA	NA
Consolidated	19.1%	16.7%	14.4%

Table 3
Reconciliation of Segment Non-GAAP Operating Income (Loss) to
GAAP Segment Operating Income (Loss)
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019
Non-GAAP Photonic Solutions Operating Income	$78.2	$88.8	$17.9
Measurement period adjustment on long-lived assets	—	(1.9)	—
Share-based compensation	(10.5)	(17.9)	(2.7)
Amortization of acquired intangibles	(17.3)	(15.9)	(2.1)
Restructuring and related expenses	—	(4.0)	—
Photonic Solutions GAAP Operating Income (Loss)	$50.4	$49.1	$13.0

Non-GAAP Compound Semiconductors Operating Income	$60.7	$35.8	$31.2
Measurement period adjustment on long-lived assets	—	(7.2)	—
Share-based compensation	(5.0)	(6.1)	(2.7)
Amortization of acquired intangibles	(2.9)	(2.9)	(2.0)
Transaction expenses related to acquisitions	(2.1)	—	—
Compound Semiconductors GAAP Operating Income (Loss)	$50.7	$19.6	$26.5

Non-GAAP Unallocated and Other Operating Income (Loss)	$—	$—	$(0.2)
Finisar results	—	—	1.9
Transaction expenses related to acquisitions	—	(1.3)	(5.4)
Severance and related - Share-based compensation	—	—	(10.7)
Severance and related - Other compensation	—	—	(7.7)
Amortization of acquired intangibles	—	—	(2.0)
Preliminary fair value adjustment on acquired inventory	—	—	(7.1)
One-time costs related to the Finisar acquisition	—	—	(26.8)
Unallocated and Other GAAP Operating Income (Loss)	$—	$(1.3)	$(58.0)

Total GAAP Operating Income (Loss)	$101.1	$67.4	$(18.5)

Non-GAAP Operating Income	$138.9	$124.6	$48.9

*Amounts may not recalculate due to rounding.

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019 (8)
Gross profit on GAAP basis	$286.6	$302.2	$123.1
Finisar results (1)	—	—	(6.5)
Share-based compensation	1.8	4.4	—
Fair value adjustment on acquired inventory (2)	—	—	7.1
Measurement period adjustment on long-lived assets (3)	—	9.1	—
Gross profit on non-GAAP basis	$288.4	$315.7	$123.7

Internal research and development on GAAP basis	$78.2	$100.5	$36.1
Share-based compensation (4)	(2.6)	(6.1)	(0.6)
Finisar results (1)	—	—	(2.9)
Severance, restructuring and related costs (5)	—	(3.5)	—
Internal research and development on non-GAAP basis	$75.6	$90.9	$32.6

Selling, general and administrative on GAAP basis	$107.2	$134.2	$105.5
Share-based compensation (4)	(11.1)	(13.5)	(4.8)
Transaction expenses related to acquisitions (3)	(2.1)	(1.3)	(32.4)
Finisar results (1)	—	—	(1.7)
Severance, restructuring and related costs (5)	—	(0.5)	(18.4)
Amortization of acquired intangibles	(20.2)	(18.8)	(6.1)
Selling, general and administrative on non-GAAP basis	$73.8	$100.2	$42.1

Operating income (loss) on GAAP basis	$101.1	$67.5	$(18.5)
Finisar results (1)	—	—	(1.9)
Share-based compensation (4)	15.5	24.0	5.4
Fair value adjustment on acquired inventory (2)	—	—	7.1
Amortization of acquired intangibles	20.2	18.8	6.1
Measurement period adjustment on long-lived assets (3)	—	9.1	—
Severance, restructuring and related costs (5)	—	4.0	18.4
Transaction expenses related to acquisitions (6)	2.1	1.3	32.4
Operating income on non-GAAP basis	$138.9	$124.6	$49.0

Table 4
Reconciliation of GAAP Measures to non-GAAP Measures (Continued)
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019 (8)
Interest and other (income) expense, net on GAAP basis	$41.5	$26.8	$12.0
Finisar results (1)	—	—	0.3
Foreign currency exchange gains (losses), net	(4.7)	(6.3)	(1.1)
Additional interest expense related to Finisar acquisition (1)	—	—	(1.7)
Debt extinguishment expense (5) (7)	(24.7)	—	(3.9)
Interest and other (income) expense, net on non-GAAP basis	$12.1	$20.5	$5.6

Income taxes (benefit) on GAAP basis	$13.3	$(10.6)	$(4.5)
Tax impact of non-GAAP measures(8)	13.1	(2.6)	12.8
Tax impact of fair value adjustments	—	(0.4)	—
Income taxes (benefit) on non-GAAP basis	$26.4	$(13.6)	$8.3

Net earnings (loss) on GAAP basis	$46.3	$51.3	$(26.0)
Finisar results (1)	—	—	(1.6)
Share-based compensation (4)	15.5	24.0	5.4
Fair value adjustment on acquired inventory (2)	—	—	7.1
Amortization of acquired intangibles	20.2	18.8	6.2
Measurement period adjustment on long-lived assets (3)	—	9.1	—
Transaction expenses related to acquisitions (6)	2.1	1.3	32.4
Severance, restructuring and related costs (5)	—	4.0	18.4
Foreign currency exchange (gains) losses, net	4.7	6.3	1.1
Additional interest expense related to Finisar acquisition (5)	—	—	1.7
Debt extinguishment expense (7)	24.7	—	3.9
Tax impact of non-GAAP measures and fair value adjustments(8)	(13.1)	3.0	(12.8)
Net earnings on non-GAAP basis	$100.4	$117.8	$35.8

Per share data:
Net earnings (loss) on GAAP basis
Diluted Earnings (Loss) Per Share	$0.38	$0.53	$(0.39)
Basic Earnings (Loss) Per Share	$0.39	$0.56	$(0.39)

Net earnings on non-GAAP basis
Diluted Earnings Per Share (9)	$0.84	$1.18	$0.53
Basic Earnings Per Share	$0.91	$1.29	$0.54

*Amounts may not recalculate due to rounding.

  “Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019, which includes additional interest expense and debt extinguishment expense as a result of the acquisition financing.  Finisar results have been consolidated into the Photonics Solutions and Compound Semiconductors segments in periods subsequent to the three months ended September 30, 2019.
  The fair value adjustment of $7.1 million represents the step up value adjustment of acquired inventory from the Finisar acquisition.
  Represents the depreciation impact of measurement period adjustments to the fair value of long-lived assets acquired in the Finisar acquisition.
  Total share-based compensation expense for the three months ended September 30, 2019 includes $10.7 million incurred in relation to severance related expenses as described below in note 5.
  Restructuring and related costs include expenses to achieve the Company’s cost synergy strategy.  In connection with the acquisition of Finisar, the Company recorded severance and retention expense of $18.4 million for the three months ended September 30, 2019. Included in this amount is $10.7 million of share-based compensation.
  During fiscal year 2020, transaction costs primarily represent acquisition and integration costs related to the Finisar acquisition.
  The Company recorded debt extinguishment expense of $24.7 million in connection with the extinguishment of the Term B Loan Facility during the three months ended September 30, 2020.
  The non-GAAP financial measures for the three months ended September 30, 2019 have been adjusted to conform to the current period presentation.
  Diluted earnings per common share on non-GAAP basis for the September 30, 2019 period have been updated from $0.56, to include the dilutive impact of our outstanding 0.25% convertible senior notes due 2022 (the “2022 convertible senior notes”).

Table 5
Reconciliation of GAAP Net Income (Loss), EBITDA and Adjusted EBITDA
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019
Net earnings (loss) on GAAP basis	$46.3	$51.3	$(26.0)
Income taxes (benefit)	13.3	(10.6)	(4.5)
Depreciation and amortization	64.7	73.8	26.9
Interest expense	17.2	25.5	7.0
EBITDA (1)	$141.5	$140.0	$3.5
EBITDA margin	19.4%	18.8%	1.0%

Fair value adjustment on acquired inventory	—	—	7.1
Share-based compensation	15.5	24.0	5.4
Transaction expenses related to other acquisitions	2.1	1.3	32.4
Foreign currency exchange (gains) losses, net	4.7	6.3	1.1
Severance, restructuring and related costs	—	4.0	18.4
Debt extinguishment expense	24.7	—	3.9
Special items - Other income (expense), net	—	—	4.3
Adjusted EBITDA (2)	$188.5	$175.6	$75.9
Adjusted EBITDA margin	25.9%	23.5%	22.3%

*Amounts may not recalculate due to rounding.

(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.
(2)	Adjusted EBITDA excludes non-GAAP adjustments for share-based compensation, acquired intangibles amortization expense, certain one-time transaction expense, the impact of restructuring and related items, debt extinguishment charge and the impact of foreign currency exchange gains and losses.

Table 6
GAAP Earnings Per Share Calculation
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019
Numerator
Net earnings (loss)	$46.3	$51.3	$(26.0)
Series A Mandatory Convertible Preferred Stock dividends	(6.4)	—	—
Basic earnings available to common shareholders	$39.8	$51.3	$(26.0)

Effect of dilutive securities:
Add back interest on Convertible Senior Notes Due 2022	$—	$2.8	$—
Diluted earnings available to common shareholders	$39.8	$54.1	$(26.0)

Denominator
Weighted average shares (1)	102.8	91.5	66.0
Effect of dilutive securities:
Common stock equivalents	2.4	3.2	—
0.25% Convertible Senior Notes due 2022	—	7.3	—
Diluted weighted average common shares	105.2	102.0	66.0

Basic earnings (loss) per common share	$0.39	$0.56	$(0.39)

Diluted earnings (loss) per common share	$0.38	$0.53	$(0.39)

*Amounts may not recalculate due to rounding.

(1)	Weighted average shares for the three months ended September 30, 2020 include 10.7 million common shares issued in July 2020 as a result of the underwritten public offering.

Table 7
Non-GAAP Earnings Per Share Calculation
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	Jun 30,	Sept 30,
	2020	2020	2019
Numerator
Net earnings on non-GAAP basis	$100.4	$117.8	$35.8
Series A Mandatory Convertible Preferred Stock dividends	(6.4)	—	—
Basic earnings available to common shareholders	$94.0	$117.8	$35.8

Effect of dilutive securities:
Add back interest on Convertible Senior Notes Due 2022	$3.1	$2.8	$2.7
Add back Series A preferred stock dividends	6.4	—	—
Diluted earnings available to common shareholders	$103.5	$120.6	$38.5

Denominator
Weighted average shares (2)	102.8	91.5	66.0
Effect of dilutive securities:
Common stock equivalents	2.4	3.2	—
0.25% Convertible Senior Notes due 2022	7.3	7.3	7.3
Series A Mandatory Convertible Preferred Stock	10.4	—	—
Diluted weighted average common shares	123.0	102.0	73.3

Basic earnings (loss) per common share on non-GAAP basis	$0.91	$1.29	$0.54

Diluted earnings (loss) per common share on non-GAAP basis(1)	$0.84	$1.18	$0.53

*Amounts may not recalculate due to rounding.

(1)	Diluted earnings per common share on non-GAAP basis for the September 30, 2019 period have been updated from $0.56, to include the dilutive impact of our outstanding 0.25% convertible senior notes due 2022 (the “2022 convertible senior notes”).
(2)	Weighted average shares for the three months ended September 30, 2020 include 10.7 million common shares issued in July 2020 as a result of the underwritten public offering.
(3)	Non-GAAP earnings per share for the three months ended September 30, 2019 has been revised to include the tax impact from Finisar purchase accounting adjustments, and conform with current period presentation.

CONTACT:

Mary Jane Raymond
Treasurer and Chief Financial Officer

investor.relations@ii-vi.com
www.ii-vi.com/contact-us